UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported) – August 10, 2020

EXTENDED STAY AMERICA, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36190	46-3140312
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
11525 N. Community House Road, Suite 100
Charlotte
North Carolina
28277
(Address of principal executive offices, zip code)
Registrant’s telephone number, including area code (980) 345-1600

ESH HOSPITALITY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36191	27-3559821
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
11525 N. Community House Road, Suite 100
Charlotte
North Carolina
28277
(Address of principal executive offices, zip code)
Registrant’s telephone number, including area code (980) 345-1600

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share, of Extended Stay America, Inc. and Class B	STAY	Nasdaq Global Select Market
Common Stock, par value $0.01 per share, of ESH Hospitality, Inc., which are attached and trade together as a Paired Share.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note
This Form
8-K/A
is being filed as an Amendment (“Amendment No. 1”) to the Current Report on Form
8-K
originally filed by Extended Stay America, Inc. and ESH Hospitality, Inc. with the Securities and Exchange Commission on August 10, 2020 (the “Original Form
8-K”).
This Amendment No. 1 is being filed solely to correct the date on the signature page in the Original Form
8-K.
No change other than the correction of the date is being made by this Amendment No. 1.

Item 2.02.	Results of Operations and Financial Condition.
On August 10, 2020, Extended Stay America, Inc. and ESH Hospitality, Inc. issued an earnings release announcing their results of operations for the three and six months ended June 30, 2020. A copy of the earnings release is furnished as Exhibit 99.1 to this Current Report on Form
8-K
and is incorporated herein by reference in this Item 2.02.
The information contained under Item 2.02 of this Current Report on Form
8-K
(including Exhibit 99.1) is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01.	Regulation FD Disclosure.
On August 11, 2020, Extended Stay America, Inc. and ESH Hospitality, Inc. will hold a conference call announcing their results of operations for the three and six months ended June 30, 2020. A copy of management’s presentation materials is furnished as Exhibit 99.2 to this Current Report on Form
8-K
and is incorporated herein by reference in this Item 7.01.
The information contained under Item 7.01 of this Current Report on Form
8-K
(including Exhibit 99.2) is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit Number	Exhibit Description

99.1	Earnings release of Extended Stay America, Inc. and ESH Hospitality, Inc., dated August 10, 2020, announcing results for the three and six months ended June 30, 2020 (incorporated by reference to Exhibit 99.1 to the Registrant’s Current Report on Form 8-K filed August 10, 2020).

99.2	Management’s presentation materials, dated August 10, 2020 (incorporated by reference to Exhibit 99.2 to the Registrant’s Current Report on Form 8-K filed August 10, 2020).

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTENDED STAY AMERICA, INC.

Date: August 11, 2020	By:	/s/ Christopher N. Dekle
	Name:	Christopher N. Dekle
	Title:	General Counsel and Corporate Secretary

ESH HOSPITALITY, INC.

Date: August 11, 2020	By:	/s/ Christopher N. Dekle
	Name:	Christopher N. Dekle
	Title:	General Counsel and Corporate Secretary